UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: October 2, 2015

FORMCAP CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-28847	1006772219
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

50 West Liberty Street, Suite 880

Reno, Nevada 89501

(Address of Principal Executive Offices) (Zip Code)

(775) 285-5775

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

SECTION 4 – MATTERS RELATED TO ACCOUNTANTS AND FINANCIALS STATEMENTS

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

Previous Independent Accountants

On September 28, 2015, Sadler, Gibb & Associates, LLC (“Sadler Gibb”) were terminated as our independent accountant. The decision to change independent accountants was approved by our sole Director on September 28, 2015.

Sadler Gibb’s reports on the financial statements of the Company for the years ended December 31, 2014 and 2013 did not contain an adverse opinion or disclaimer of opinion, nor were they modified or qualified as to uncertainty, audit scope or accounting principles with the exception of a statement regarding the uncertainty of the Company's ability to continue as a going concern.

Since their appointment as the Company’s independent registered accounting firm and through the date of their termination, we have had no disagreements with Sadler Gibb, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Sadler, would have caused it to make reference to the subject matter of such disagreements in its report on our financial statements for such periods.

Through the date of their termination on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

We provided Sadler and Gibb, with a copy of this disclosure before its filing with the SEC. We requested that Sadler, provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and we received a letter from Sadler and Gibb, stating that it does agree with the above statements. A copy of such letter, dated as of October 2, 2015 is filed as Exhibit 16.1 to this report.

New Independent Accountants

Our sole Director appointed David L. Hillary, Jr., CPA, CITP. as our new independent registered public accounting firm effective as of October 2, 2015. During the two most recent fiscal years and through the date of our engagement, we did not consult with David L. Hillary, Jr., CPA, CITP. regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, or (2) any matter that was either the subject of a disagreement or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K).

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)      The following exhibits are filed with this report:

Exhibit No.	Document	Location
16.1	Letter from Sadler, Gibb & Associates, LLC dated October 2, 2015, to the Securities and Exchange Commission.	Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

FORMCAP CORP.

Dated: October 2, 2015	By:	/s/ Xianying Du
Xianying Du
President